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                         METLIFE INCOME SECURITY PLAN(SM)

                        VARIABLE INCOME ANNUITY CONTRACTS

                                 MARCH 16, 2001

                                   SUPPLEMENT

                                       TO

                       PROSPECTUS DATED DECEMBER 11, 2000

This supplements the information contained in the prospectus for the MetLife Income Security Plan(SM) Variable Income Annuity Contracts issued by Metropolitan Life Insurance Company, dated December 11, 2000 ("Prospectus").

1. The first line in the Table of Expenses on page 7 is to read as follows:

                  Sales Load Charge to Purchase Payment (as a percentage of the purchase payment) ...0% to 5%. (1)

2. Footnote 1 to the Table of Expenses on page 8 is changed to read as follows:

                  If your Income Annuity is purchased through a broker-dealer other than MetLife, you pay a front-end sales load that is deducted from your purchase payment to compensate that broker-dealer. The current front-end sales load paid to non-MetLife broker-dealers is 0% to 5%, depending upon the broker-dealer's service level category. MetLife reserves the right to reduce the amount of the front-end sales load at any time. If your Income Annuity is purchased directly through MetLife you do not pay any front-end sales load.

3. The fourth sentence in the second paragraph of "Who Sells the Income Annuity" on page 29 is deleted and substituted with the following:

                  The current broker-dealer's sales commission may range from 0% to 5%, depending upon the broker-dealer's service level category. The amount of the front-end sales load, if any, is stated in your Contract. MetLife reserves the right to reduce the amount of the front-end sales load at any time.





                       METROPOLITAN LIFE INSURANCE COMPANY

                               ONE MADISON AVENUE

                               NEW YORK, NY 10010

                    KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS